NATIONWIDE MUTUAL FUNDS
Nationwide International Index Fund

Supplement dated April 30, 2021
to the Summary Prospectus dated March 1, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, all references to, and information regarding, Rachel Aguirre in the Summary Prospectus are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE